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EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ WILLIAM D. LARSSON William D. Larsson

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ WILLIAM C. MCCORMICK William C. McCormick

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ J. FRANK TRAVIS J. Frank Travis

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ PETER R. BRIDENBAUGH Peter R. Bridenbaugh

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ MARK DONEGAN Mark Donegan

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ DEAN T. DUCRAY Dean T. DuCray

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ DON R. GRABER Don R. Graber

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ BYRON O. POND, JR. Byron O. Pond, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ VERNON E. OESCHLE Vernon E. Oeschle

EXHIBIT 24.1

POWER OF ATTORNEY
(Precision Castparts Corp. 1998 Employee Stock Purchase Plan
and
Precision Castparts Corp. 2001 Stock Incentive Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint WILLIAM C. MCCORMICK and WILLIAM D. LARSSON, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1998 Employee Stock Purchase Plan and the 2001 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 22, 2002

/s/ STEVEN G. ROTHMEIER Steven G. Rothmeier

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  EXHIBIT 24.1
POWER OF ATTORNEY (Precision Castparts Corp. 1998 Employee Stock Purchase Plan and Precision Castparts Corp. 2001 Stock Incentive Plan)